UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2012

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 K Street, N.W., 4th Floor, Washington, D.C.		20006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (202) 872-7700
No change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendments to By-Laws.

On December 6, 2012, the Board of Directors (the “Board”) of the Federal Agricultural Mortgage Corporation (“Farmer Mac”) approved amendments to Farmer Mac’s by-laws, effective as of December 6, 2012.
The by-laws, as amended and restated (the “By-Laws”) amend Farmer Mac’s prior by-laws, dated August 3, 2012, in the following principal respects:

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Article IV, Section 1 (Special Meetings). This Section amended the procedural requirements with which Farmer Mac’s shareholders must comply in order for a special meeting of shareholders to be called and held.

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Shareholder Ownership Threshold Required to be Met For Shareholders to Request That a Special Meeting Be Called. As amended, this Section requires that, in order for shareholders to request that a special meeting be called, a written request therefor, delivered to Farmer Mac’s Secretary, must be signed and dated by the holders of record of at least a majority of the outstanding shares of Farmer Mac’s common stock having voting power.

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Request by a Shareholder for a Record Date to Determine Shareholders Entitled to Request that a Special Meeting Be Called. This Section was added to require that shareholders seeking to request that a special meeting be called first request that the Board set a record date for determining shareholders entitled to request that a special meeting be called. To be in proper form, such a record date request notice shall (i) set forth the purpose or purposes of the special meeting and the matters proposed to be acted on at it, the reasons for conducting such matters at the special meeting and any material interest in such matters of each “Requesting Person” (as defined in the By-Laws), (ii) set forth a reasonably detailed description of all agreements, arrangements and understandings (A) between or among any of the Requesting Persons or (B) between or among any Requesting Person and any other person or entity (including their names) in connection with the request for the special meeting or the business proposed to be conducted at the special meeting, (iii) be signed by one or more shareholders of record as of the date of signature who holds one or more shares of the Corporation’s common stock having voting power, (iv) bear the date of signature of each such shareholder, (v) set forth a representation that each of the Requesting Persons intends to appear in person or by proxy at the special meeting to present the proposal(s) or business to be brought before the special meeting, (vi) set forth, to the extent that any Requesting Person intends to solicit proxies with respect to the shareholder’s proposal(s) or business to be presented at the special meeting, a representation to that effect, and (vii) set forth such other information required by the By-Laws to be disclosed for each Requesting Person.

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Request by a Shareholder for a Special Meeting of Shareholders to be Called. This Section was added to prescribe the procedures that must be followed by shareholders seeking to request that a special meeting be called, including, but not limited to, describing the requirements for the notice that must be submitted to the Secretary of

Farmer Mac by shareholders of record as of the special meeting request record date requesting that a special meeting of shareholders be called. The amendment requires the request to be signed by voting shareholders of record of at least a majority of the outstanding shares of Farmer Mac’s common stock having voting power and to include the purpose of the special meeting and the matters proposed to be acted on at it, the text of the proposal or business and certain information about the requesting shareholders, including, but not limited to, information with respect to the requesting shareholders’ ownership of Farmer Mac’s capital stock and any other information about them that would be required to be included in a proxy statement filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the SEC’s proxy rules. This Section requires that such a notice of request be received by Farmer Mac’s Secretary within sixty (60) days after the record date that was set for determining shareholders entitled to request that a special meeting be called.

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Circumstances in which the Board Shall Not be Required to Call a Special Meeting. This Section was added to provide, among other things, that the Board would not be required to call a special meeting at the request of a shareholder, if (i) the request relates to an identical or substantially similar item of business (a “Similar Item”) for which a previous record date was fixed and such request is delivered within one year of such previous record date, (ii) if a Similar Item will be submitted for shareholder approval at any shareholder meeting to be held within one hundred twenty (120) days of receipt of such request, (iii) if a Similar Item has been presented at the most recent annual meeting or at any special meeting held within one year prior to receipt of such request, or (iv) a Similar Item is included in Farmer Mac’s notice as an item of business to be brought before a shareholder meeting that has been called but not yet held. In addition, the Board would not be required to call a special meeting if the request for a special meeting (i) relates to an item that is not a proper subject for shareholder action under applicable law or the By-Laws, (ii) relates to the election or removal of directors, or (iii) includes an item of business to be transacted at such meeting that did not appear on the notice to the Board requesting that a record date be set for determining shareholders entitled to request that a special meeting be called.

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Article IV, Section 3 (Action Without a Meeting). This Section was added to provide that any action that shareholders may take at a meeting of the shareholders may be taken without a meeting, if a written consent, setting forth the action so taken, is signed by all of the shareholders entitled to vote on the action. This Section also provides that no written consent shall be effective to take the corporate action referred to therein unless, within thirty (30) days of the earliest dated consent delivered to Farmer Mac pursuant to the By-Laws, written consents signed by all of the shareholders entitled to vote on the action are so recorded.

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Article IV, Section 6 (Record Date). This Section was amended primarily to add a provision that provides a procedure by which the Board can set the record date for determining shareholders entitled to express consent to corporate action in writing without a meeting. As amended, this Section provides that any person seeking to have the shareholders take action by written consent must submit a written request to Farmer Mac requesting that the Board fix a record date for such purpose and that the Board shall fix such a record date within ten (10) days after the date on which such a request is received and verified and which date shall not be more than ten (10) days after the date upon which the resolution fixing such a record date is adopted by the Board. This Section was also amended to provide that any record date set by the Board for determining shareholders entitled to notice or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or for any other proper purpose, cannot be more than ninety (90) calendar days (instead of sixty (60) days, as was previously the case) or less than ten (10) calendar days prior to the date on which the particular action requiring such determination of shareholders is to be taken.

•	Article IV, Section 8 (Adjournment). This Section was amended to permit adjournments of shareholders’ meetings to be authorized by the chairman of the meeting whether or not a quorum exists.

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Article IV, Section 12 (Meeting Protocol). This Section was added to provide that the Board and the chairman of any shareholders’ meeting shall have the authority to adopt such rules, regulations or procedures for the conduct of meetings of shareholders as are deemed necessary, appropriate or convenient for the proper conduct of the meeting, including, but not limited to, rules, regulations or procedures as are necessary or appropriate to maintain order, decorum, safety and security at the meeting.

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Article IV, Section 14 (Business of the Meeting). This Section was amended to revise the requirements to be met by a shareholder intending to bring business before the annual meeting, including, but not limited to, those relating to the timely and proper notice required to be submitted by such a shareholder.

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Timely Notice. As amended, this Section requires a shareholder seeking to bring business (other than director nominations) before an annual meeting of shareholders to deliver a timely and proper advance written notice to Farmer Mac. To be timely, such notice must be received by Farmer Mac’s Secretary not earlier than the one hundred twentieth (120th) calendar day, and not later than the ninetieth (90th) calendar day prior to the first anniversary of the immediately preceding year’s annual meeting of shareholders; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is more than thirty (30) calendar days earlier or more than sixty (60) calendar days later than such anniversary date, notice by the shareholder in order to be timely must be received not later than the ninetieth (90th) calendar day prior to the date of such annual meeting or, if later, the tenth (10th) calendar day following the day on which public disclosure of the date of such annual meeting is first made by Farmer Mac.

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Proper Notice. As amended, this Section also requires that, in addition to being provided on a timely basis, such advance notice provided by a shareholder seeking to bring a proposal before an annual meeting must be in proper written form and must include certain representations from the shareholder and provide detailed information with respect to, among other things:

(i) each Proposing Person (as defined in the By-Laws), including, but not limited to, any information relating to each Proposing Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder,

(ii) the shares of Farmer Mac’s capital stock held beneficially and of record by each Proposing Person,
(iii) the shareholder proposals intended to be brought before the annual meeting by the Proposing Persons, including, but not limited to, a reasonably brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any information relating to such business that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder,
(iv) any personal or other direct or indirect material interest of any of the Proposing Persons in the shareholder proposals being submitted,
(v) a representation that each Proposing Person intends to appear in person or by proxy at the meeting to propose such business,
(vi) a representation as to whether any Proposing Person intends or is part of a group that intends (A) to deliver a proxy statement and/or forms of proxy to holders of at least the percentage of Farmer Mac’s outstanding shares required to approve or adopt the proposal and/or (B) otherwise to solicit proxies from shareholders in support of such proposal,
(vii) a representation that each Proposing Person has complied with all applicable provisions of the Exchange Act relating to its ownership of shares of any class or series of Farmer Mac’s capital stock, including, but not limited to, the filing with the SEC of any Schedule 13D or any amendment thereto required to be filed pursuant to the Exchange Act, and
(viii) a reasonably detailed description of all agreements, arrangements and understandings (A) between or among any of the Proposing Persons or (B) between or among any Proposing Person and any other person or entity (including their names) in connection with the proposal of such business by such Proposing Person, including without limitation, any agreements that would be required to be disclosed in a Schedule 13D that would be filed pursuant to the Exchange Act (regardless of whether the requirement to file a Schedule 13D is applicable to the Proposing Person or other person or entity).

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Article V, Section 3 (Board of Directors). This Section was added to provide a separate advance notice of director nominations provision and to provide a process for the delivery of timely and proper notices with respect to such shareholder nominations similar to the process described above for shareholder proposals that are not director nominations. Farmer Mac’s prior by-laws, while requiring an advance notice of director nominations to be submitted pursuant to a timely and proper notice, included such a requirement in the same provision that prescribed the timely and proper notice required for a shareholder seeking to bring business before the annual meeting.

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Timely Notice. This Section amends the timely notice requirements set forth in Farmer Mac's prior by-laws. This Section, like the Section described above applicable to shareholder proposals that are not director nominations, requires that shareholders seeking to nominate persons for election to the Board at an annual meeting of shareholders deliver a timely and proper advance written notice to Farmer Mac which must be received by Farmer Mac’s Secretary not earlier than the one hundred twentieth (120th) calendar day, and not later than the ninetieth (90th) calendar day, prior to the first anniversary of the immediately preceding year’s annual meeting of shareholders; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is more than thirty (30) calendar days earlier or more than sixty (60) calendar days later than such anniversary date, notice by the shareholder in order to be timely must be received not later than the ninetieth (90th) calendar day prior to the date of such annual meeting or, if later, the tenth (10th) calendar day following the day on which public disclosure of the date of such annual meeting is first made by Farmer Mac.

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Proper Notice. This Section requires that, in order for an advance notice by a shareholder of intent to bring director nominations before an annual meeting to be proper, it must be in proper written form. The content of the advance notice for director nominations is very similar to that required to be submitted by a shareholder seeking to bring a proposal before an annual meeting and must include certain representations from the shareholder and provide detailed information with respect to, among other things, (i) each Nominating Person (as defined in the By-Laws), including, but not limited to, any information relating to each Nominating Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (ii) the shares of Farmer Mac’s capital stock held beneficially and of record by each Nominating Person, (iii) each proposed nominee, including, but not limited to, all information that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14(a) under the Exchange Act (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (iv) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any Nominating Person and its respective affiliates and associates or others Acting in Concert therewith (as defined in the By-Laws), on the one hand, and each proposed nominee and his or her respective affiliates and associates or others Acting in Concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K (or any successor regulations) if such Nominating Person, or any affiliate or associate thereof or others Acting in Concert therewith, were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant, (v) a representation that each Nominating Person intends to appear in person or by proxy at the meeting to propose nominees for election to the Board, (vi) a representation that each Nominating Person has complied with all applicable provisions of the Exchange Act relating to its ownership of shares of any class or series of Farmer Mac’s capital stock, including, but not limited to, the filing with the SEC of any Schedule 13D or any amendment thereto required to be filed pursuant to the Exchange Act, and (vii) a reasonably detailed description of all agreements, arrangements and understandings (A) between or among any of the Nominating Persons or (B) between or among any Nominating Person and any other person or entity (including their names) in connection with the proposal of such nominees by such Nominating Person, including without limitation any agreements that would be required to be disclosed in a Schedule 13D that would be filed pursuant to the Exchange Act (regardless of whether the requirement to file a Schedule 13D is applicable to the Nominating Person or other person or entity).

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Nominee Eligibility. This Section was added to set forth various requirements applicable to prospective director nominees in order for such nominee to be eligible for nomination by a shareholder for election as a director, including requirements to deliver a written questionnaire with respect to the background and qualifications of such proposed nominee and a written representation and agreement, in the form to be provided by Farmer Mac’s Secretary upon written request, which shall provide, among other things, that:

(A) such proposed nominee
(i) is not and will not become a party to (a) any agreement, arrangement or understanding with any person or entity as to the positions that such proposed nominee, if elected, would take in support of or in opposition to any issue or question that may be presented to him or her for consideration in his or her capacity as a director of Farmer Mac, (b) any agreement, arrangement or understanding with any person or entity as to how such proposed nominee, if elected, will act or vote with respect to any issue or question presented to him or her for consideration in his or her capacity as a director of Farmer Mac, (c) any agreement, arrangement or understanding with any person or entity that could be reasonably interpreted as having been both (1) entered into in contemplation of the proposed nominee being elected as a director of Farmer Mac, and (2) intended to limit or interfere with the proposed nominee’s ability to comply, if elected, with his or her fiduciary duties, as a director of Farmer Mac, to Farmer Mac or its shareholders, or (d) any agreement, arrangement or understanding with any person or entity that could be reasonably interpreted as having been intended or being intended to require such proposed nominee to consider the interests of a person or entity (other than Farmer Mac and its shareholders) in complying with his or her fiduciary duties, as a director of Farmer Mac, to Farmer Mac or its shareholders,
(ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than Farmer Mac with respect to any direct or indirect compensation, reimbursement or indemnification in connection with the proposed nominee’s service or action as a director of Farmer Mac that is not disclosed to Farmer Mac prior to the nomination of the proposed nominee and which will not, without Farmer Mac’s written consent, be modified in any manner at any time following the proposed nominee’s nomination for election as a director of Farmer Mac and, if the proposed nominee is elected as a director, will not, without Farmer Mac’s written consent, be modified in any manner while the proposed nominee is serving as a director of Farmer Mac, and

(iii) will comply with all corporate governance, conflicts of interest, code of conduct and ethics, confidentiality and stock ownership and trading policies and guidelines of Farmer Mac, as the same shall be amended from time to time, and will execute from time to time, at Farmer Mac’s request, a written certification with respect to compliance with the foregoing; and
(B) such person shall become bound, upon election as a director, to Farmer Mac’s form of prospective director confidentiality agreement.

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Article VIII (Indemnification). This Section was amended to enhance the indemnification that Farmer Mac provides to its directors, officers and others serving or who served in an Official Capacity (as defined in the By-Laws) at the request of Farmer Mac. Among the revisions to the indemnification provisions contained in Article VIII of the By-Laws are the following:

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Article VIII, Section 1(a) (Authorizing Indemnification to the Fullest Extent Permitted by Applicable Law). This Section was amended to clarify that indemnification of directors, officers and others serving or who served in an Official Capacity shall be provided to the fullest extent permitted by applicable law, as such applicable law may be amended, but only if such amendments provide for broader indemnification rights.

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Article VIII, Section 1(a) (Definition of “Official Capacity”). This definition has been added to clarify the scope of individuals for whom indemnification shall be provided, including to any directors, officers and categories of others serving or who served at the request of Farmer Mac in any Official Capacity.

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Article VIII, Section 1(a) (Definition of an “Other Enterprise”). This definition has been added to provide that indemnification shall be provided to any directors, officers and others serving or who served in any Official Capacity either for Farmer Mac or, at the request of Farmer Mac, for an “Other Enterprise” (as defined in the By-Laws).

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Article VIII, Section 1(a) (Standard of Conduct Required for Indemnification). The revised standard of conduct required for an indemnified person to qualify for indemnification requires those seeking indemnification to have acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of Farmer Mac.

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Article VIII, Section 1(b) (Definition of a “Proceeding”). This definition has been added to the By-Laws to ensure that the definition is sufficiently broad and encompasses various types of legal proceedings, whether formal or informal, for which indemnification may be sought.

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Article VIII, Section 1(c) (Definition of “Expenses”). This definition has been added to the By-Laws to ensure that the definition is sufficiently broad and encompasses various types of direct and indirect losses, liabilities and expenses that a director, officer or other person serving or who served in an Official Capacity may incur and with respect to which indemnification may be sought.

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Article VIII, Section 2 (Presumption of Good Faith). A presumption of “good faith” has been added to the By-Laws to provide that, for purposes of determining whether indemnification is proper under the circumstances because the person met the applicable standard of conduct, a person shall be presumed to have acted in good faith if the person’s act or failure to act is based on his or her reliance on (i) the advice of Farmer Mac’s legal counsel, (ii) information provided by Farmer Mac or independent accountants or financial advisors, or (iii) the books and records of Farmer Mac.

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Article VIII, Section 4 (Advancement of Expenses). This Section was amended to, among other things, provide that Farmer Mac shall not impose on the indemnified party any unusual conditions to the advancement of expenses or require from the indemnified person any undertakings regarding repayment other than an undertaking by or on behalf of the indemnified party to repay such amounts advanced only if, and only to the extent that, it shall ultimately be determined by final judicial decision of a court of competent jurisdiction from which there is no further right of appeal that he or she is not entitled to be indemnified by Farmer Mac. In addition, this Section was amended to clarify that the advancement of expenses by Farmer Mac to any person who was or is a party or is threatened to be made a party to any "Proceeding" (as defined in the By-Laws) does not require the consent of the Board or the shareholders of Farmer Mac and must be made within thirty (30) days following the receipt by Farmer Mac of a request for advancement of expenses.

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Article VIII, Section 8 (Survival of Rights). This Section was amended to clarify that the advancement of expenses, along with rights to indemnification, shall continue as to a person who has ceased to serve Farmer Mac or an Other Enterprise in an Official Capacity.

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Article VIII, Section 9 (Amendment or Repeal). This Section was added to provide that any amendment, modification, alteration or repeal of the provisions of the By-Laws governing indemnification that in any way diminishes, limits, restricts, adversely affects or eliminates any right of an indemnified person or his or her successors to indemnification, advancement of expenses or otherwise shall be prospective only.

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Article VIII, Section 10 (Insurance). This Section was amended to provide that Farmer Mac may create a trust fund, grant a security interest and/or use other means (including, without limitation, letters of credit, surety bonds and/or other similar arrangements) to the fullest extent authorized or permitted by applicable law to ensure the payment of such amounts as may become necessary to effect the indemnification as provided in the By-Laws.

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Article VIII, Section 11 (Expenses of Adjudication). This Section was added to provide that in the event that any indemnified person seeks a judicial adjudication, or an award in arbitration, to enforce such indemnified person’s rights to indemnification or advancement of expenses under, or to recover damages for breach of, the indemnification provisions of the By-Laws, the indemnified person shall be entitled to recover from Farmer Mac, and shall be indemnified by Farmer Mac against, any and all expenses actually and reasonably incurred by such indemnified person in seeking such adjudication or arbitration, but only if such indemnified person prevails therein.

•	Article VIII, Section 13 (Contract Rights). This Section was added to provide that the rights to indemnification and advancement of expenses conferred upon indemnified persons in the By-Laws shall be contract rights that vest at the time of such person’s service to Farmer Mac or, at the request of Farmer Mac, to an Other Enterprise.

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Article VIII, Section 14 (Reliance). This Section was added to provide that persons, after the date of the adoption of this provision, who serve or continue to serve Farmer Mac in an Official Capacity or who, while serving in an Official Capacity, serve or continue to serve in an Official Capacity for an Other Enterprise, shall be conclusively presumed to have relied on the rights to indemnification and advancement of expenses contained in the By-Laws.

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Article IX (Amendments). Article IX of the By-Laws was amended to clarify that the Board may amend the By-Laws with a majority vote of the total number of authorized directors (whether or not there are vacancies), and may do so at any annual or special meeting of the Board or pursuant to an action by written consent of the Board.

In addition to the foregoing, there were various other “clean-up” changes to the By-Laws, including, but not limited to, grammatical and other typographical corrections, formatting changes, revisions to headings, titles and captions, and capitalization of defined terms.
The foregoing summary of the amendments included in the By-Laws does not purport to be complete and is qualified in its entirety by reference to the complete text of Farmer Mac’s By-Laws as amended by the Board of Directors through December 6, 2012, filed as Exhibit 3.1 to this report and incorporated by reference herein in its entirety.
Item 5.05     Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
(a) Amendments to Farmer Mac’s Code of Business Conduct and Ethics.
On December 6, 2012, the Board adopted amendments to Farmer Mac’s Code of Business Conduct and Ethics (the “Code of Conduct”). Included among the amendments to the Code of Conduct were (i) clarifications about conflicts of interest, (ii) clarifications regarding the scope of fiduciary duties of members of the Board, (iii) the identification of a number of circumstances that would be viewed by the Board as a breach of a director’s fiduciary duties, (iv) clarifications with respect to Farmer Mac’s policy on corporate opportunities that belong to Farmer Mac, (v) clarification of the confidentiality restrictions applicable to directors, officers, employees or agents of Farmer Mac and the limited circumstances under which confidential information can be shared with third parties, as well as the scope of what constitutes “confidential information,” and (vi) clarifications about accountability for adherence to the Code of Conduct.
Among the principal revisions to the Code of Conduct were the following:

•	Article V (Conflicts of Interest). This Section was amended to emphasize the importance of being aware of potential conflicts of interest as well as actual conflicts of interest.

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Article VI (Compliance with Fiduciary Duties to Farmer Mac. This Section was added to the Code of Conduct to clarify that each director of Farmer Mac owes Farmer Mac and its shareholders strict and uncompromised compliance with his or her fiduciary duties, and that any fiduciary duties that a director may owe to a constituent shareholder does not modify, or excuse a director from fully complying with, the fiduciary duties that such director owes to Farmer Mac and all of its shareholders. This Section also provides that if a director cannot comport with his or her duties to Farmer Mac with respect to a particular matter, the director should recuse himself or herself from consideration of that matter. This Section also provides examples of agreements, arrangements or understandings that would be inconsistent with a director’s fiduciary duties to Farmer Mac and therefore are prohibited.

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Article VIII (Corporate Opportunities). This Section was amended to clarify that Farmer Mac’s directors, officers, employees or agents (A) may not use corporate property, information or position for personal gain or in any way that would compete with Farmer Mac, and (B) are prohibited from (i) taking for themselves personally or for the benefit of persons or entities outside Farmer Mac opportunities that are properly within the scope of Farmer Mac’s activities or which are discovered through the use of Farmer Mac’s property or information, (ii) using corporate property, information or position for personal gain, and (iii) competing with Farmer Mac.

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Article IX (Confidentiality). This Section was amended to clarify that, pursuant to their fiduciary duties of loyalty and care, directors are required to protect and hold confidential all non-public information obtained due to their directorship position absent the express authorization of the Board to disclose such information. This Section was also amended to clarify that “confidential information” includes any information entrusted to or obtained by a director, officer, employee, or agent of Farmer Mac by reason of his or her position as a director, officer, employee or agent of Farmer Mac that is not available on the public portion of Farmer Mac’s website or in Farmer Mac’s filings with the SEC. It includes, but is not limited to, any non-public information that might be of use to competitors (or those who would seek to limit the ability of Farmer Mac to compete with others) or harmful to Farmer Mac or its customers if disclosed. In addition, as amended, this Section provides that a director may divulge confidential information to a third party only if such specific disclosure is pre-approved in writing by the Board’s Corporate Governance Committee; provided, however, that a director may share confidential information with (i) the officers, directors, accountants and legal counsel for Farmer Mac, (ii) the director’s personal attorneys who need to know the information to advise the director on issues relating to legal compliance so long as the attorney agrees not to share the confidential information with any person outside of the attorney’s law firm or with any of the attorney’s other clients and the disclosing director agrees to be personally responsible for any unauthorized disclosures of the confidential information by such attorney, and (iii) the Farm Credit Administration or any other governmental entity having regulatory, legislative or investigative oversight over Farmer Mac.

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Article XIII (Accountability for Adherence to the Code of Conduct; Violations of the Code of Conduct). This Section was amended to enhance the accountability of members of the Board for any violations of the Code of Conduct.

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Holding Class A and Class B Directors Accountable; Prospective Director Agreement. To ensure that the directors elected by Farmer Mac’s shareholders are accountable for their failure to abide by the Code of Conduct, each of the nominees for election to the Board representing the holders of Class A voting common stock or Class B voting common stock shall be required to execute a prospective director agreement, in a form provided by the Secretary of Farmer Mac (the “Prospective Director Agreement”). The Prospective Director Agreement shall provide, among other things, that, if the proposed nominee is elected as a director of Farmer Mac, he or she will comply with the Code of Conduct as well as all corporate governance, conflicts of interest, confidentiality, stock ownership, trading and other code of conduct and ethics policies and guidelines of Farmer Mac, whether now in effect or as amended, from time to time, while such person is serving as a director of Farmer Mac. The Prospective Director Agreement shall include such person’s irrevocable resignation as a director if such person is found by a court of competent jurisdiction to have breached the Prospective Director Agreement in any material respect.

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Holding Presidentially-Appointed Directors Accountable. To ensure that the directors of Farmer Mac appointed by the President of the United States are accountable for their failure to abide by the Code of Conduct in a manner similar to that described above for directors elected by the shareholders of Farmer Mac, any violations of the Code of Conduct by such directors shall be referred to the Board’s Corporate Governance Committee for review. If the Corporate Governance Committee determines that a member of the Board appointed by the President of the United States has violated the Code of Conduct in such a manner that justifies such director being removed from the Board, it shall submit such a recommendation to the Board. Upon approval of such recommendation by the Board, the Board shall submit a formal request to the Office of Presidential Personnel of the Executive Office of the President of the United States that such director be removed from the Board of Directors by action of the President of the United States.

•	Annex A (Definitions). The definition of “Business Affiliate” was amended to include persons “Acting in Concert” (as further defined in Annex A of the Code of Conduct).

The foregoing summary of the amendments to Farmer Mac’s Code of Conduct does not purport to be complete and is qualified in its entirety by reference to Farmer Mac’s Code of Conduct as adopted by the Board filed as Exhibit 14.1 to this report and incorporated herein by reference in its entirety.
Item 8.01 Other Events.
Change in Requirements for Advance Notice of Shareholder Proposals and Director Nominations
As discussed in Item 5.03(a) above, on December 6, 2012, the Board adopted various amendments to the By-Laws. Included among those amendments to the By-Laws are amendments that revise the requirements applicable to what constitutes the timely and proper notice required to be submitted by shareholders intending to (i) nominate persons for election to the Board at an annual meeting of shareholders, or (ii) bring other business before an annual meeting of shareholders (other than proposals sought to be included in Farmer Mac’s proxy statement pursuant to Rule 14a-8 under the Exchange Act).
Pursuant to the By-Laws, in order for a shareholder to bring a proposal (other than proposals sought to be included in Farmer Mac’s proxy statement pursuant to Rule 14a-8 under the Exchange Act) before, or make a nomination at, Farmer Mac’s 2013 annual meeting of shareholders, the shareholder must deliver a written notice of such proposal and/or nomination to, or it must be mailed and received by, Farmer Mac’s Secretary at the principal executive offices of Farmer Mac, located at 1999 K Street, N.W., Fourth Floor, Washington, D.C. 20006, no earlier than February 8, 2013, and not later than the close of business on March 9, 2013.
In addition, if any shareholder notifies Farmer Mac after March 9, 2013 of an intent to present a proposal at Farmer Mac’s 2013 annual meeting of shareholders, Farmer Mac’s proxy holders will have the right to exercise discretionary voting authority with respect to that proposal, if presented at the meeting, without Farmer Mac including information regarding the proposal in its proxy materials.
The amendments to the By-Laws described in this report do not affect the deadlines for shareholder proposals sought to be included in Farmer Mac’s proxy materials pursuant to Rule 14a-8 of the Exchange Act. Pursuant to Rule 14a-8 of the Exchange Act, shareholder proposals may be included in Farmer Mac’s proxy materials for consideration at the 2013 annual meeting of shareholders so long as they are provided to Farmer Mac on a timely basis and satisfy the eligibility and other requirements and conditions set forth in Rule 14a-8 of the Exchange Act. To be considered for inclusion in Farmer Mac’s proxy statement relating to the annual meeting of shareholders to be held in 2013, such proposal must be received by Farmer Mac at its principal executive offices, located at 1999 K Street, N.W., Fourth Floor, Washington, D.C. 20006, on or before December 30, 2012.
The foregoing description of the applicable notice deadlines that must be met by shareholders intending to nominate a candidate for election to Farmer Mac’s Board of Directors at, or bring a proposal before, Farmer Mac’s 2013 annual meeting of shareholders does not purport to be a complete description of the advance notice of shareholder proposals and advance notice of director nomination provisions contained in the By-Laws and such description is qualified by reference to the complete text of the By-Laws attached to this report as Exhibit 3.1 and which is incorporated herein by reference in its entirety. In addition to the requirement that the notice by the shareholder be timely, the By-Laws contain additional requirements with respect to advance notice of shareholder proposals and/or director nominations, including, but not limited to, (i) who is eligible to provide such advance notices, (ii) what constitutes a proper form of notice of a nomination of a candidate for election to the Board and/or a shareholder proposal, and (iii) the form of questionnaire and agreement to be completed by candidates for election to the Board nominated by shareholders. Accordingly, shareholders are urged to read the complete text of the advance notice of shareholder proposals and advance notice of director nomination provisions contained in the By-Laws.
Authorized Debt Issuance
On December 6, 2012, the Board authorized the issuance of up to $15.0 billion of discount notes and medium-term notes (of which $11.5 billion was outstanding as of September 30, 2012), subject to periodic review by the Board of the adequacy of that level relative to Farmer Mac’s borrowing needs. That authorization was increased from $12.0 billion, which had been approved by the Board in June 2011.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

3.1	By-Laws of the Federal Agricultural Mortgage Corporation, as amended and restated by the Board of Directors through December 6, 2012
14.1	Code of Business Conduct and Ethics of the Federal Agricultural Mortgage Corporation, as amended and restated by the Board of Directors through December 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By:     /s/ Stephen P. Mullery
Name:    Stephen P. Mullery
Title:     Senior Vice President – General Counsel

Dated:    December 12, 2012